                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended June 30, 2007:

                               JOHN HANCOCK TRUST

                             RULE 10F-3 TRANSACTIONS

                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

                              DYNAMIC GROWTH TRUST
                       GLOBAL REAL ESTATE SECURITIES TRUST
                           U.S. HIGH YIELD BOND TRUST
                                   VALUE TRUST
                                   VISTA TRUST

                               JOHN HANCOCK TRUST
                        JOHN HANCOCK DYNAMIC GROWTH TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
     CIBC World Markets
     Piper Jaffray & Co

(2)  NAME OF ISSUERS
     Ja Solar Holding Co

(3)  TITLE OF SECURITIES
     JASO US

(4)  DATE OF FIRST OFFERING
     02/07/2007

(5)  AMOUNT OF TOTAL OFFERING
     $225,000,000

(6)  UNIT PRICE OF OFFERING
     $15.00

(7)  UNDERWRITING SPREAD OR COMMISSION
     $1.050 Gross spread

(8)  YEARS OF ISSUER'S OPERATIONS
     2 Years

(9)  TRADE DATE
     02/07/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $155,199,911.65

(11) PRICE PAID PER UNIT
     $15.00

(12) TOTAL PRICE PAID BY PORTFOLIO
     $301,500

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
     $4,500,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.19%

                               JOHN HANCOCK TRUST
                        JOHN HANCOCK DYNAMIC GROWTH TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
     JP Morgan Securities, UBS Securities

(2)  NAME OF ISSUERS
     Accuray Inc

(3)  TITLE OF SECURITIES
     ARAY

(4)  DATE OF FIRST OFFERING
     02/07/2007

(5)  AMOUNT OF TOTAL OFFERING
     $288,000,000

(6)  UNIT PRICE OF OFFERING
     $18.00

(7)  UNDERWRITING SPREAD OR COMMISSION
     1.260 Gross spread

(8)  YEARS OF ISSUER'S OPERATIONS
     17 Years

(9)  TRADE DATE
     02/07/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $155,199,911.65

(11) PRICE PAID PER UNIT
     $18.00

(12) TOTAL PRICE PAID BY PORTFOLIO
     $84,600

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
     $1,800,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.05%

                               JOHN HANCOCK TRUST
                        JOHN HANCOCK DYNAMIC GROWTH TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
     Credit Suisse, J P Morgan, Lehman Brothers, Morgan Stanley

(2)  NAME OF ISSUERS
     National Cinemedia

(3)  TITLE OF SECURITIES
     NCMI

(4)  DATE OF FIRST OFFERING
     02/07/2007

(5)  AMOUNT OF TOTAL OFFERING
     $798,000,000

(6)  UNIT PRICE OF OFFERING
     $21.00

(7)  UNDERWRITING SPREAD OR COMMISSION
     $1.155 Gross Spread

(8)  YEARS OF ISSUER'S OPERATIONS
     September 28, 2006*

*    Excludes Loews Cineplex Entertainment Inc. and Century Theaters Inc

(9)  TRADE DATE
     02/07/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $155,199,911.65

(11) PRICE PAID PER UNIT
     $21.00

(12) TOTAL PRICE PAID BY PORTFOLIO
     $201,600

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
     $4,200,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.12%

                               JOHN HANCOCK TRUST
                        JOHN HANCOCK DYNAMIC GROWTH TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
     Bank of Amencan Securities LLC, Citigroup, Deutsche Bank Securities lnc Deutsche Bank Securities lnc, Lehman Brothers

(2)  NAME OF ISSUERS
     Fortress Investment Group

(3)  TITLE OF SECURITIES
     FIG

(4)  DATE OF FIRST OFFERING
     02/08/2007

(5)  AMOUNT OF TOTAL OFFERING
     $634,290,000

(6)  UNIT PRICE OF OFFERING
     $18.50

(7)  UNDERWRITING SPREAD OR COMMISSION
     $1.110 Gross Spread

(8)  YEARS OF ISSUER'S OPERATIONS
     9 Years

(9)  TRADE DATE
     02/08/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $155,206,444.38

(11) PRICE PAID PER UNIT
     $18.50

(12) TOTAL PRICE PAID BY PORTFOLIO
     $129,500

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
     $2,312,500

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.08%

                               JOHN HANCOCK TRUST
                        JOHN HANCOCK DYNAMIC GROWTH TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
     JP Morgan, Merrill Lynch & Co, Morgan Stanley

(2)  NAME OF ISSUERS
     Clearwire Corp

(3)  TITLE OF SECURITIES
     CLWR

(4)  DATE OF FIRST OFFERING
     03/07/2007

(5)  AMOUNT OF TOTAL OFFERING
     $600,000,000

(6)  UNIT PRICE OF OFFERING
     $25.00

(7)  UNDERWRITING SPREAD OR COMMISSION
     $1.500 Gross Spread

(8)  YEARS OF ISSUER'S OPERATIONS
     4 Years

(9)  TRADE DATE
     03/07/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $25,677,828.88

(11) PRICE PAID PER UNIT
     $25.00

(12) TOTAL PRICE PAID BY PORTFOLIO
     $65,000

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
     $625,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.00253%

                               JOHN HANCOCK TRUST
                      JOHN HANCOCK GLOBAL REAL ESTATE TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
     Principal Underwriter: Goldman Sachs, Banc of America Securities, LLC, Citigroup,
     Deutsche Bank Securities, Lehman Brothers.
     Syndicate: Bear Stearns, Lazard Capital Markets, Merrill Lynch, Morgan Stanley, Wells Fargo Securities

(2)  NAME OF ISSUERS
     Fortress Investment Group

(3)  TITLE OF SECURITIES
     FIG

(4)  DATE OF FIRST OFFERING
     02/08/2007

(5)  AMOUNT OF TOTAL OFFERING
     $634,290,000

(6)  UNIT PRICE OF OFFERING
     $18.50

(7)  UNDERWRITING SPREAD OR COMMISSION
     $.72

(8)  YEARS OF ISSUER'S OPERATIONS
     9 Years

(9)  TRADE DATE
     02/08/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $192,453,220

(11) PRICE PAID PER UNIT
     $18.50

(12) TOTAL PRICE PAID BY PORTFOLIO
     $236,800.00

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
     $459,725.00

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.1%

                               JOHN HANCOCK TRUST
                     JOHN HANCOCK U.S. HIGH YIELD BOND TRUST
                    MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
     JOINT LEAD MANAGERS-BOOKS:
     Wachovia Securities Inc
     CO MANAGERS:
     Banc of America Securities LLC
     Keybanc Capital Markets
     Wells Fargo Securities

(2)  NAME OF ISSUERS
     ESTERLINE TECHNOLOGIES

(3)  TITLE OF SECURITIES
     ESTERLINE TECH ESL6 5/8 03/01/17

(4)  DATE OF FIRST OFFERING
     02/22/2007

(5)  AMOUNT OF TOTAL OFFERING
     $175 MM

(6)  UNIT PRICE OF OFFERING
     $100

(7)  UNDERWRITING SPREAD OR COMMISSION
     $.0.00

(8)  YEARS OF ISSUER'S OPERATIONS
     > 40 years

(9)  TRADE DATE
     02/22/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $372,496,549

(11) PRICE PAID PER UNIT
     $100

(12) TOTAL PRICE PAID BY PORTFOLIO
     $435,000

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
     $2,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.12%

                               JOHN HANCOCK TRUST
                            JOHN HANCOCK VALUE TRUST
                        MANAGED BY VAN KAMPEN INVESTMENTS
                      FOR THE QUARTER ENDED MARCH 31, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS
          Goldman Sachs, Lehman Brothers, Banc of America Securities, Citigroup Deutsche Bank Securities, Bear Stearns & Co, Lazard Capital Markets Merrill Lynch, Morgan Stanley, Wells Fargo Securities

(2)  NAME OF ISSUERS
          Fortress Investment Group

(3)  TITLE OF SECURITIES
          Common Stock

(4)  DATE OF FIRST OFFERING
          02/08/2007

(5)  AMOUNT OF TOTAL OFFERING
          $634,291,000

(6)  UNIT PRICE OF OFFERING
          $18.50

(7)  UNDERWRITING SPREAD OR COMMISSION
          $1.11

(8)  YEARS OF ISSUER'S OPERATIONS
          3+

(9)  TRADE DATE
          02/08/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
          $370,092,363

(11) PRICE PAID PER UNIT
          $18.50

(12) TOTAL PRICE PAID BY PORTFOLIO
          $843,600

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUB ADVISED PORTFOLIOS
          $23,125,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.228%

                             RULE 10F-3 TRANSACTIONS

                       FOR THE QUARTER ENDED JUNE 30, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

                              DYNAMIC GROWTH TRUST
                             GLOBAL ALLOCATION TRUST
                       GLOBAL REAL ESTATE SECURITIES TRUST
                                 LARGE CAP TRUST
                           U.S. HIGH YIELD BOND TRUST
                                   VALUE TRUST

                               JOHN HANCOCK TRUST
                              DYNAMIC GROWTH TRUST
                   MANAGED BY DEUTSCHE ASSET MANAGEMENT, INC.
                       FOR THE QUARTER ENDED JUNE 30, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS:
          Citigroup Global Markets Inc.
          Credit Suisse Securities USA LLC
          Deutsche Bank Securities Inc
          Lehman Brothers
          Merrill Lynch & Co.
          Morgan Stanley & Co. Inc.

     SECURITIES PURCHASE                                   COMPARABLE SECURITY (1)   COMPARABLE SECURITY (2)
     -------------------                                   -----------------------   -----------------------
(2)  NAME OF ISSUERS
     Blackstone Group LP

(3)  TITLE OF SECURITIES
     BX US

(4)  DATE OF FIRST OFFERING
     6/21/2007

(5)  AMOUNT OF TOTAL OFFERING
     $4,133,333,000                                              $634,290,000              $126,000,000

(6)  UNIT PRICE OF OFFERING
     $31.00                                                      $      18.50              $       9.00

(7)  UNDERWRITING SPREAD OR COMMISSION
     $0.756 Selling Concession                                   $      1.110              $      0.945

(8)  YEARS OF ISSUER'S OPERATIONS
     22 Years

(9)  TRADE DATE
     6/21/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $157,969,697

(11) PRICE PAID PER UNIT
     $31.00

(12) TOTAL PRICE PAID BY PORTFOLIO
     $1,165,600

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUBADVISED PORTFOLIOS
     $26,350,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.7%

                               JOHN HANCOCK TRUST
                             GLOBAL ALLOCATION TRUST
                                 LARGE CAP TRUST
                     MANAGED BY UBS GLOBAL ASSET MANAGEMENT
                       FOR THE QUARTER ENDED JUNE 30, 2007

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS:
          ABN Amro, Bank of America, Bear Stearns, , Citigroup, Credit Suisse, Deutsche, Goldman, JP Morgan, Lazard, Lehman, Merrill, Morgan Stanley, Nikko Citigroup, SEB Enskilda, UBS Investment Bank, Wachovia, Wells Fargo

          GLOBAL ALLOCATION TRUST                          LARGE CAP TRUST
          -----------------------                          ---------------
(2)  NAME OF ISSUERS
          Blackstone                                       Blackstone

(3)  TITLE OF SECURITIES
          BX                                               BX

(4)  DATE OF FIRST OFFERING
          6/21/2007                                        6/21/2007

(5)  AMOUNT OF TOTAL OFFERING
          $4,133,333,354                                   $ 4,133,333,354

(6)  UNIT PRICE OF OFFERING
          $31.00                                           $         31.00

(7)  UNDERWRITING SPREAD OR COMMISSION
          $0.756                                           $         0.756

(8)  YEARS OF ISSUER'S OPERATIONS
          22

(9)  TRADE DATE
          6/21/2007                                        6/21/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
          $335,464,929.75                                  $706,037,205.00

(11) PRICE PAID PER UNIT
          $31.00

(12) TOTAL PRICE PAID BY PORTFOLIO
          $288,455.00                                      $  1,433,998.00

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUBADVISED PORTFOLIOS
          $58,900,000.00                                   $ 58,900,000.00

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
          0.01%                                                       0.03%

                               JOHN HANCOCK TRUST
                       GLOBAL REAL ESTATE SECURITIES TRUST
                   MANAGED BY DEUTSCHE ASSET MANAGEMENT, INC.
                       FOR THE QUARTER ENDED JUNE 30, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS:
     Morgan Stanley, Citigroup, Merrill Lynch, CSFB, Lehman, DB, ABN Amro, Bank of America, Bear Stearns, Goldman, JP Morgan, Lazard, UBS, Wachovia, Nikko, Skandinaviska, Wells Fargo, Calyon, Mizuho, RBC, Blaylock, Chapi, Sam. Ramirez, Muriel Sierbert, Stephens, Williams Capital, Chatsworth, Dominick and Dominick, Jackson, Loop, Toussaint

     SECURITIES PURCHASE                                   COMPARABLE SECURITY (1)   COMPARABLE SECURITY (2)
     -------------------                                   -----------------------   -----------------------
(2)  NAME OF ISSUERS
     Blackstone Group LP

(3)  TITLE OF SECURITIES
     BX

(4)  DATE OF FIRST OFFERING
     6/20/2007

(5)  AMOUNT OF TOTAL OFFERING
     $133,333,000                                                $634,290,000           $210,000,000GBP

(6)  UNIT PRICE OF OFFERING
     $31.00                                                      $      18.50           $        300GBP

(7)  UNDERWRITING SPREAD OR COMMISSION
     $0.7650                                                     $       0.72           Fees Not Disclosed

(8)  YEARS OF ISSUER'S OPERATIONS
     1985 - present

(9)  TRADE DATE
     6/21/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $18,899,416

(11) PRICE PAID PER UNIT
     $31.00

(12) TOTAL PRICE PAID BY PORTFOLIO
     $554,900.00

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUBADVISED PORTFOLIOS
     $2,325,000.00

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.29%

                               JOHN HANCOCK TRUST
                           U.S. HIGH YIELD BOND TRUST
                    MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                       FOR THE QUARTER ENDED JUNE 30, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND SYNDICATE MEMBERS
     JOINT LEAD MANAGERS-BOOKS:
          Banc of America Securities Inc., Deutsche Bank Securities Inc.
     CO MANAGERS:
          ABN Amro, GE Capital Markets Inc., Rabo Securities USA Inc., SunTrust Robinson Humphrey, Wells Fargo

(2)  NAME OF ISSUERS
     OSI Restaurant Partners, Inc.

(3)  TITLE OF SECURITIES
     OUTBACK STEAKHOUSE OSI 10 06/15/2015

(4)  DATE OF FIRST OFFERING
     6/08/2007

(5)  AMOUNT OF TOTAL OFFERING
     $550 MM

(6)  UNIT PRICE OF OFFERING
     100

COMPARABLE SECURITIES
SBARRO INC              SBA     10.375   2/1/2015
DAVE & BUSTER           DAB      11.25   3/15/2014
EL POLLO LOCO           POLLO    11.75   11/15/2013

(7)  UNDERWRITING SPREAD OR COMMISSION
     0

(8)  YEARS OF ISSUER'S OPERATIONS
     > 15 Years

(9)  TRADE DATE
     6/08/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $410,694,451

(11) PRICE PAID PER UNIT
     $100

(12) TOTAL PRICE PAID BY PORTFOLIO
     $340,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER
     PORTFOLIOS FOR WHICH THE SUBADVISER ACTS AS INVESTMENT ADVISER
     $1,250,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.08%

                               JOHN HANCOCK TRUST
                                   VALUE TRUST
              MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                       FOR THE QUARTER ENDED JUNE 30, 2007
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER & SYNDICATE MEMBERS:
          Morgan Stanley
          Keefe Bruyette & Woods
          Lehman Brothas
          Ryan Beck & Co.
          Sandler O'Neill & Partners

     SECURITIES PURCHASE                                    COMPARABLE SECURITY (1)   COMPARABLE SECURITY (2)
     -------------------                                    -----------------------   -----------------------
(2)  NAME OF ISSUERS
     People's United Financial                              ACA Capital Holdings          KBW Inc.

(3)  TITLE OF SECURITIES
     Common Stock                                           Common Stock                  Common Stock

(4)  DATE OF FIRST OFFERING
     4/11/2007                                              11/09/2006                    11/08/2006

(5)  AMOUNT OF TOTAL OFFERING
     $2,164,830,620                                         $89,681,033                   $142,800,000

(6)  UNIT PRICE OF OFFERING
     $20.00                                                 $     13.00                   $      21.00

(7)  UNDERWRITING SPREAD OR COMMISSION
     $0.80                                                  $      0.91                   $       1.47

(8)  YEARS OF ISSUER'S OPERATIONS
     3+

(9)  TRADE DATE
     4/11/2007

(10) PORTFOLIO ASSETS ON TRADE DATE
     $357,892,295

(11) PRICE PAID PER UNIT
     $20.00

(12) TOTAL PRICE PAID BY PORTFOLIO
     $2,142,000

(13) TOTAL PRICE PAID BY PORTFOLIO PLUS TOTAL PRICE PAID
     FOR SAME SECURITIES BY OTHER SUBADVISED PORTFOLIOS
     $14,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.601%